March 23, 2018

WILSHIRE MUTUAL FUNDS, INC.

(the “Company”)

Wilshire Income Opportunities Fund

Investment Class Shares (WIORX)
Institutional Class Shares (WIOPX)

Supplement to the Summary Prospectus, Statutory Prospectus,

and Statement of Additional Information (“SAI”)
Each dated May 1, 2017

Effective February 12, 2018, B. Scott Minerd and Adam Bloch, each of Guggenheim Partners Investment Management, LLC (“Guggenheim”), have been named portfolio managers of Wilshire Income Opportunities Fund (the “Fund”). As of February 12, 2018, James W. Michal is no longer a portfolio manager for the Fund. As a result, all references to Mr. Michal are hereby removed from the prospectus and SAI. Anne B. Walsh, CFA, and Steven H. Brown, CFA, will continue to serve as portfolio managers of the Fund, along with Messrs. Minerd and Bloch.

Accordingly, the Guggenheim portfolio manager information in the sub-section titled “Subadvisers and Portfolio Managers” in the section titled “Management” in the Fund’s summary prospectus should be replaced with the following:

Subadvisers and Portfolio Managers

DoubleLine

Jeffrey E. Gundlach, Chief Executive Office of DoubleLine and Portfolio Manager of the Income Fund. Mr. Gundlach has served as Portfolio Manager since March 2016.

Jeffrey Sherman, Deputy Chief Investment Officer of DoubleLine and Portfolio Manager of the Income Fund. Mr. Sherman has served as Portfolio Manager since May 2017.

Guggenheim

B. Scott Minerd, Chairman of Investments, Global Chief Investment Officer, Managing Partner, Portfolio Manager of Guggenheim and Portfolio Manager of the Income Fund. Mr. Minerd has served as Portfolio Manager since February 2018.

Anne B. Walsh, CFA, Senior Managing Director, Assistant Chief Investment Officer and Portfolio Manager of Guggenheim and Portfolio Manager of the Income Fund. Ms. Walsh has served as Portfolio Manager since March 2016.

Steven H. Brown, CFA, Managing Director and Portfolio Manager of Guggenheim and Portfolio Manager of the Income Fund. Mr. Brown has served as Portfolio Manager since March 2016.

Adam Bloch, Director, Portfolio Manager of Guggenheim and Portfolio Manager of the Income Fund. Mr. Bloch has served as Portfolio Manager since February 2018.

In addition, the third paragraph related to the biographical information of Mr. Michal should be replaced with the biographical information of Messrs. Minerd and Bloch detailed below in the Guggenheim sub-section in the section titled “Investment Subadvisers” in the Fund’s statutory prospectus. All other disclosures in the Guggenheim sub-section remain unchanged.

Guggenheim

B. Scott Minerd, Chairman of Investments, Global Chief Investment Officer, Managing Partner and Portfolio Manager of Guggenheim. Mr. Minerd joined Guggenheim (or its affiliate or predecessor) in May 1998. Mr. Minerd guides the firm’s investment strategies and oversees client accounts across a broad range of fixed-income and equity securities. Previously, Mr. Minerd was a Managing Director with Credit Suisse First Boston in charge of trading and risk management for the Fixed Income Credit Trading Group. In this position, he was responsible for the corporate bond, preferred stock, money markets, U.S. government agency and sovereign debt, derivatives securities, structured debt and interest rate swaps trading business units. Prior to that, Mr. Minerd was Morgan Stanley’s London based European Capital Markets Products Trading and Risk Manager responsible for Eurobonds, Euro-MTNs, domestic European Bonds, FRNs, derivative securities and money market products in 12 European currencies and Asian markets. Mr. Minerd has also held capital markets positions with Merrill Lynch and Continental Bank. Prior to that, he was a Certified Public Accountant and worked for the public accounting firm of Price Waterhouse. Mr. Minerd is a member of the Federal Reserve Bank of New York’s Investor Advisory Committee on Financial Markets, helping advise the NY Fed President and senior management at the bank about the current financial markets and ways the public and private sectors can better understand and mitigate systematic risks. Mr. Minerd also works with the Organization for Economic Cooperation and Development (OECD), advising on research and analysis of private sector infrastructure investment, and is a contributing member of the World Economic Forum (WEF). Mr. Minerd holds a B.S. degree in Economics from the Wharton School, University of Pennsylvania, Philadelphia, and has completed graduate work at the University of Chicago Graduate School of Business and the Wharton School, University of Pennsylvania.

Adam Bloch, Director and Portfolio Manager of Guggenheim. Mr. Bloch joined Guggenheim in 2012 and is a portfolio manager for Guggenheim’s Active Fixed Income and Total Return Mandates. Mr. Bloch works with the CIOs and other portfolio managers to develop portfolio strategy in line with the firm’s views. He oversees strategy implementation, working with research analysts and traders to generate trade ideas, hedge portfolios, and manage day-to-day risk. Prior to joining Guggenheim, he worked in Leveraged Finance at Bank of America Merrill Lynch in New York where he structured high-yield bonds and leveraged loans for leveraged buyouts, restructurings, and corporate refinancings across multiple industries. Mr. Bloch graduated with a Bachelor’s degree from the University of Pennsylvania.

Also, the second paragraph and accompanying table outlining the details regarding the number of registered investment companies, other pooled investment vehicles, other accounts managed, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees for each portfolio manager of Guggenheim in the section titled “Investment Advisory and Other Services” in the Fund’s SAI should be replaced with the disclosure provided below. Except as provided herein, all other disclosures in the Guggenheim sub-section remain unchanged.

Guggenheim

The portfolio managers who are currently responsible for the day-to-day management of Guggenheim’s portion of the Income Fund are B. Scott Minerd, Chairman of Investments, Global Chief Investment Officer, Managing Partner and Portfolio Manager; Anne B. Walsh, Senior Managing Director, Assistant Chief Investment Officer and Portfolio Manager; Steven H. Brown, Managing Director and Portfolio Manager; and Adam Bloch, Director and Portfolio Manager, respectively. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles, and other accounts managed by Ms. Walsh and Messrs. Minerd, Brown and Bloch, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2017.

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
B. Scott Minerd
Registered Investment Companies	19	$22,400.7	0	$0
Other Pooled Investment Vehicles	85	$23,455.8	41	$11,303.0
Other Accounts	146	$144,704.5	8	$1,482.3
Anne B. Walsh
Registered Investment Companies	20	$25,628.5	0	$0
Other Pooled Investment Vehicles	3	$2,708.0	2	$2,611.9
Other Accounts	31	$94,455.0	2	$392.3
Steven H. Brown
Registered Investment Companies	15	$21,275.5	0	$0
Other Pooled Investment Vehicles	5	$3,472.3	2	$2,611.9
Other Accounts	14	$3,248.7	5	$669.9
Adam Bloch
Registered Investment Companies	14	$19,852.2	0	$0
Other Pooled Investment Vehicles	5	$3,472.3	2	$2,611.9
Other Accounts	14	$3,248.7	5	$669.9

Lastly, the last sentence in the disclosure related to Compensation in the Guggenheim sub-section in the section titled “Investment Advisory and Other Services” in the Fund’s SAI should be replaced with the sentence below. All other disclosures regarding Compensation in the Guggenheim sub-section remain unchanged.

Compensation

As of December 31, 2017, Messrs. Minerd, Brown and Bloch and Ms. Walsh did not own any shares of the Income Fund.

If you have any questions regarding the Fund, please call (866) 591-1568.

Investors Should Retain this Supplement for Future Reference.

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